Critical accounting judgements and key sources of estimation uncertainty	6 Months Ended
Jun. 30, 2022
Disclosure Of Accounting Judgements And Estimates [Abstract]
Critical accounting judgements and key sources of estimation uncertainty
Note 2: Critical accounting judgements and key sources of estimation uncertainty
The preparation of the Group’s financial statements requires management to make judgements, estimates and assumptions that impact the application of accounting policies and the reported amounts of assets, liabilities, income and expenses. Due to the inherent uncertainty in making estimates, actual results reported in future periods may include amounts which differ from those estimates. Estimates, judgements and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The Group’s significant judgements, estimates and assumptions are unchanged compared to those applied at 31 December 2021, except as detailed below.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and key sources of estimation uncertainty (continued)
Allowance for expected credit losses
The Group recognises an allowance for expected credit losses (ECLs) for loans and advances to customers and banks, other financial assets held at amortised cost, financial assets measured at fair value through other comprehensive income and certain loan commitment and financial guarantee contracts. At 30 June 2022 the Group’s expected credit loss allowance was £4,120 million (31 December 2021: £4,042 million), of which £3,884 million (31 December 2021: £3,842 million) was in respect of drawn balances.
The calculation of the Group’s expected credit loss allowances and provisions against loan commitments and guarantees under IFRS 9 requires the Group to make a number of judgements, assumptions and estimates. These are set out in detail in the Group’s financial statements for the year ended 31 December 2021. The principal changes made in the half-year to 30 June 2022 are as follows:
Base case and MES economic assumptions
The Group’s base case economic scenario has been revised in light of the ongoing war in Ukraine, intensifying global inflation pressures, and a continuing shift towards a more restrictive monetary policy stance by central banks. The Group’s updated base case scenario has two conditioning assumptions: first, no further UK COVID-19 national lockdowns are mandated; and, second, the war in Ukraine remains ‘local’, i.e. without overtly involving neighbouring countries, NATO or China.
Based on these assumptions and incorporating the economic data published in the second quarter, the Group’s base case scenario is for a modest rise in the unemployment rate alongside an easing of residential and commercial property prices, as the UK Bank Rate continues to be raised in response to persistent inflationary pressures. Risks around this base case economic view lie in both directions, and are partly captured by the generation of alternative economic scenarios. Uncertainties relating to key epidemiological developments, notably the possibility that a vaccine-resistant strain could emerge, are not specifically captured by these scenarios. These specific risks are recognised outside of the modelled scenarios with a central adjustment.
The Group has taken into account the latest available information at the reporting date in defining its base case scenario and generating alternative economic scenarios. The scenarios include forecasts for key variables in the second quarter of 2022, for which actuals may have since emerged prior to publication.
The Group’s approach to generating alternative economic scenarios is set out in detail in its financial statements for the year ended 31 December 2021. For June 2022, the Group has judged it appropriate to include a non-modelled severe downside scenario to incorporate high CPI inflation and UK Bank Rate profiles and to adopt this adjusted severe downside scenario to calculate the Group's ECL. This is because the historic macroeconomic and loan loss data upon which the scenario model is calibrated imply an association of downside economic outcomes with easier monetary policy, and therefore low interest rates. The adjustment is considered to better reflect the risks around the Group’s base case view in an economic environment where supply shocks are the principal concern.
Scenarios by year
Key annual assumptions made by the Group are shown below. Gross domestic product and Consumer Price Index (CPI) inflation are presented as an annual change, house price growth and commercial real estate price growth are presented as the growth in the respective indices within the period. Unemployment rate and UK Bank Rate are averages for the period. For 31 December 2021, CPI numbers are translations of modelled Retail Price Index excluding mortgage interest payments (RPIX) estimates, except for the base case view.
The key UK economic assumptions made by the Group averaged over a five-year period are also shown below. The use of calendar years maintains a comparability between tables disclosed, noting that comparatives reflect one calendar year earlier.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and key sources of estimation uncertainty (continued)

At 30 June 2022	2022%	2023%	2024%	2025%	2026%	2022 to 2026 average %

Upside
Gross domestic product	3.5	1.2	1.8	1.7	1.7	2.0
Unemployment rate	3.1	2.7	2.9	3.2	3.4	3.1
House price growth	3.2	3.6	9.3	5.9	4.3	5.2
Commercial real estate price growth	9.2	1.8	0.9	(0.9)	(0.2)	2.1
UK Bank Rate	1.64	3.12	2.97	2.88	2.78	2.68
CPI inflation	8.6	5.5	2.5	1.9	2.2	4.1

Base case
Gross domestic product	3.3	0.6	1.5	1.6	1.7	1.7
Unemployment rate	3.8	4.2	4.4	4.5	4.5	4.3
House price growth	1.8	(1.4)	3.4	1.2	1.0	1.2
Commercial real estate price growth	1.8	(5.0)	(1.6)	(1.3)	0.8	(1.1)
UK Bank Rate	1.44	2.25	2.00	2.00	2.00	1.94
CPI inflation	8.6	5.5	2.2	1.3	1.5	3.8

Downside
Gross domestic product	3.0	(0.1)	1.1	1.4	1.7	1.4
Unemployment rate	4.5	6.0	6.3	6.1	5.9	5.8
House price growth	(0.1)	(7.6)	(4.6)	(5.1)	(3.5)	(4.2)
Commercial real estate price growth	(4.4)	(11.9)	(5.5)	(3.6)	(0.7)	(5.3)
UK Bank Rate	1.25	1.23	0.80	0.85	0.95	1.02
CPI inflation	8.7	5.5	1.8	0.6	0.7	3.5

Severe downside
Gross domestic product	1.6	(1.8)	1.0	1.4	1.6	0.8
Unemployment rate	5.8	8.7	8.7	8.3	7.7	7.8
House price growth	(1.6)	(14.0)	(12.3)	(10.5)	(6.4)	(9.1)
Commercial real estate price growth	(14.9)	(20.9)	(11.0)	(5.6)	1.0	(10.6)
UK Bank Rate – modelled	0.76	0.18	0.18	0.21	0.24	0.31
UK Bank Rate – adjusted	2.94	4.75	3.00	2.25	2.25	3.04
CPI inflation – modelled	8.6	5.1	0.9	(0.5)	(0.5)	2.7
CPI inflation – adjusted	9.8	13.7	4.1	1.7	0.1	5.9

Probability-weighted
Gross domestic product	3.1	0.3	1.5	1.5	1.7	1.6
Unemployment rate	4.0	4.7	5.0	5.0	4.9	4.7
House price growth	1.3	(3.0)	1.2	(0.5)	(0.1)	(0.2)
Commercial real estate price growth	0.5	(6.6)	(3.0)	(2.3)	0.1	(2.3)
UK Bank Rate – modelled	1.37	2.00	1.75	1.74	1.75	1.72
UK Bank Rate – adjusted	1.59	2.46	2.03	1.94	1.95	1.99
CPI inflation – modelled	8.6	5.5	2.0	1.1	1.3	3.7
CPI inflation – adjusted	8.8	6.3	2.3	1.3	1.3	4.0
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and key sources of estimation uncertainty (continued)

At 31 December 2021	2021%	2022%	2023%	2024%	2025%	2021 to 2025 average %

Upside
Gross domestic product	7.1	4.0	1.4	1.3	1.4	3.0
Unemployment rate	4.4	3.3	3.4	3.5	3.7	3.7
House price growth	10.1	2.6	4.9	4.7	3.6	5.1
Commercial real estate price growth	12.4	5.8	0.7	1.0	(0.6)	3.7
UK Bank Rate	0.14	1.44	1.74	1.82	2.03	1.43
CPI inflation	2.6	5.9	3.3	2.6	3.3	3.5

Base case
Gross domestic product	7.1	3.7	1.5	1.3	1.3	2.9
Unemployment rate	4.5	4.3	4.4	4.4	4.5	4.4
House price growth	9.8	0.0	0.0	0.5	0.7	2.1
Commercial real estate price growth	10.2	(2.2)	(1.9)	0.1	0.6	1.2
UK Bank Rate	0.14	0.81	1.00	1.06	1.25	0.85
CPI inflation	2.6	5.9	3.0	1.6	2.0	3.0

Downside
Gross domestic product	7.1	3.4	1.3	1.1	1.2	2.8
Unemployment rate	4.7	5.6	5.9	5.8	5.7	5.6
House price growth	9.2	(4.9)	(7.8)	(6.6)	(4.7)	(3.1)
Commercial real estate price growth	8.6	(10.1)	(7.0)	(3.4)	(0.3)	(2.6)
UK Bank Rate	0.14	0.45	0.52	0.55	0.69	0.47
CPI inflation	2.6	5.8	2.8	1.3	1.6	2.8

Severe downside
Gross domestic product	6.8	0.9	0.4	1.0	1.4	2.1
Unemployment rate	4.9	7.7	8.5	8.1	7.6	7.3
House price growth	9.1	(7.3)	(13.9)	(12.5)	(8.4)	(6.9)
Commercial real estate price growth	5.8	(19.6)	(12.1)	(5.3)	(0.5)	(6.8)
UK Bank Rate	0.14	0.04	0.06	0.08	0.09	0.08
CPI inflation	2.6	5.8	2.3	0.5	0.9	2.4

Probability-weighted
Gross domestic product	7.0	3.4	1.3	1.2	1.3	2.8
Unemployment rate	4.6	4.7	5.0	5.0	4.9	4.8
House price growth	9.6	(1.4)	(2.3)	(1.7)	(1.0)	0.6
Commercial real estate price growth	9.9	(3.9)	(3.7)	(1.2)	(0.1)	0.1
UK Bank Rate	0.14	0.82	0.99	1.04	1.20	0.83
CPI inflation	2.6	5.9	2.9	1.7	2.2	3.1
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and key sources of estimation uncertainty (continued)
Base case scenario by quarter
Key quarterly assumptions made by the Group in the base case scenario are shown below. Gross domestic product is presented quarter-on-quarter. House price growth, commercial real estate price growth and CPI inflation are presented year-on-year i.e from the equivalent quarter in the previous year. Unemployment rate and UK Bank Rate are presented as at the end of each quarter.

At 30 June 2022	First quarter 2022%	Second quarter 2022%	Third quarter 2022%	Fourth quarter 2022%	First quarter 2023%	Second quarter 2023%	Third quarter 2023%	Fourth quarter 2023%

Gross domestic product	0.8	(0.4)	0.1	0.2	0.2	0.2	0.4	0.4
Unemployment rate	3.7	3.8	3.8	3.9	4.0	4.2	4.3	4.3
House price growth	11.1	10.5	6.8	1.8	(2.2)	(4.1)	(3.7)	(1.4)
Commercial real estate price growth	18.0	15.3	9.5	1.8	(4.3)	(6.3)	(5.3)	(5.0)
UK Bank Rate	0.75	1.25	1.75	2.00	2.25	2.25	2.25	2.25
CPI inflation	6.2	9.1	9.3	10.0	9.0	5.4	5.0	2.8

At 31 December 2021	First quarter 2021%	Second quarter 2021%	Third quarter 2021%	Fourth quarter 2021%	First quarter 2022%	Second quarter 2022%	Third quarter 2022%	Fourth quarter 2022%

Gross domestic product	(1.3)	5.4	1.1	0.4	0.1	1.5	0.5	0.3
Unemployment rate	4.9	4.7	4.3	4.3	4.4	4.3	4.3	4.3
House price growth	6.5	8.7	7.4	9.8	8.4	6.1	3.2	0.0
Commercial real estate price growth	(2.9)	3.4	7.5	10.2	8.4	5.2	0.9	(2.2)
UK Bank Rate	0.10	0.10	0.10	0.25	0.50	0.75	1.00	1.00
CPI inflation	0.6	2.1	2.8	4.9	5.3	6.5	6.3	5.3
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and key sources of estimation uncertainty (continued)
ECL sensitivity to economic assumptions
The table below shows the Group’s ECL for the upside, base case, downside and severe downside scenarios. The stage allocation for an asset is based on the overall scenario probability-weighted PD and, hence, the staging of assets is constant across all the scenarios. In each economic scenario the ECL for individual assessments and post-model adjustments is constant, reflecting the basis on which they are evaluated. Judgements applied through changes to inputs are reflected in the scenario sensitivities. The probability-weighted view shows the extent to which a higher ECL allowance has been recognised to take account of multiple economic scenarios relative to the base case; the uplift being £376 million compared to £223 million at 31 December 2021.

At 30 June 2022	Probability- weighted £m	Upside £m	Base case £m	Downside £m	Severe downside £m

UK mortgages	837	462	610	980	2,213
Credit cards	629	546	597	686	804
Other Retail	997	949	981	1,029	1,093
Commercial Banking	1,411	1,215	1,310	1,482	2,093
Other	246	244	246	246	247
ECL allowance	4,120	3,416	3,744	4,423	6,450

At 31 December 2021
UK mortgages	837	637	723	967	1,386
Credit cards	521	442	500	569	672
Other Retail	908	844	892	947	1,034
Commercial Banking	1,333	1,196	1,261	1,403	1,753
Other	443	441	443	444	446
ECL allowance	4,042	3,560	3,819	4,330	5,291
The impact of changes in the UK unemployment rate and House Price Index (HPI) have also been assessed. Although such changes would not be observed in isolation, as economic indicators tend to be correlated in a coherent scenario, this gives insight into the sensitivity of the Group’s ECL to gradual changes in these two critical economic factors. The assessment has been made against the base case with the reported staging unchanged and is assessed through the direct impact on modelled ECL only.
The table below shows the impact on the Group’s ECL resulting from a 1 percentage point (pp) increase or decrease in the UK unemployment rate. The increase or decrease is presented based on the adjustment phased evenly over the first ten quarters of the base case scenario. An immediate increase or decrease would drive a more material ECL impact as it would be fully reflected in both 12-month and lifetime PDs.

	At 30 June 2022		At 31 December 2021
1pp increase in unemployment £m		1pp decrease in unemployment £m	1pp increase in unemployment £m	1pp decrease in unemployment £m

UK mortgages	13	(11)	23	(18)
Credit cards	22	(22)	20	(20)
Other Retail	14	(13)	14	(14)
Commercial Banking	53	(45)	49	(42)
Other	1	(1)	1	(1)
ECL impact	103	(92)	107	(95)
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and key sources of estimation uncertainty (continued)
The table below shows the impact on the Group’s ECL in respect of UK mortgages resulting from an increase or decrease in loss given default for a 10 percentage point (pp) increase or decrease in the UK House Price Index (HPI). The increase or decrease is presented based on the adjustment phased evenly over the first ten quarters of the base case scenario. The increased ECL sensitivity in the period has resulted from the change in definition of default and associated model changes. This has resulted in greater univariate sensitivity of predicted defaults and possession rates to future house price levels, alongside the direct impact on forecast sale values.

	At 30 June 2022		At 31 December 2021
	10pp increase in HPI	10pp decrease in HPI	10pp increase in HPI	10pp decrease in HPI

ECL impact, £m	(137)	216	(112)	162
Application of judgement in adjustments to modelled ECL
Impairment models fall within the Group’s model risk framework with model monitoring, periodic validation and back testing performed on model components (i.e. probability of default, exposure at default and loss given default). Limitations in the Group’s impairment models or data inputs may be identified through the ongoing assessment and validation of the output of the models. In these circumstances, management make appropriate adjustments to the Group’s allowance for impairment losses to ensure that the overall provision adequately reflects all material risks. These adjustments are determined by considering the particular attributes of exposures which have not been adequately captured by the impairment models and range from changes to model inputs and parameters, at account level, through to more qualitative post-model adjustments.
Judgements are not typically assessed under each distinct economic scenario used to generate ECL, but instead are applied incrementally to final modelled ECL which reflects the probability-weighted view of all scenarios. All adjustments are reviewed quarterly and are subject to internal review and challenge, including by the Audit Committee, to ensure that amounts are appropriately calculated and that there are specific release criteria identified.
The coronavirus pandemic and the various support measures that were put in place resulted in an economic environment which differed significantly from the historical economic conditions upon which the impairment models had been built. As a result there has been a greater need for management judgements to be applied alongside the use of models. Over the first half of 2022 the intensifying inflationary pressures within the Group’s outlook have created further risks not present in these historic conditions. Conversely, the direct impact of the pandemic on both economic and credit performance has appeared to reduce, resulting in a reduction in judgements required specifically to capture COVID-19 risks. At 30 June 2022 total management judgement resulted in additional ECL allowances of £801 million (31 December 2021: £1,284 million). The table below analyses total ECL allowance by portfolio, separately identifying the amounts that have been modelled, those that have been individually assessed and those arising through the application of management judgement.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and key sources of estimation uncertainty (continued)

			Judgements due to:
At 30 June 2022	Modelled ECL £m	Individually assessed £m	COVID-19[1] £m	Inflationary risk £m	Other £m	Total ECL £m

UK mortgages	565	—	39	—	233	837
Credit cards	528	—	18	91	(8)	629
Other Retail	856	—	16	63	62	997
Commercial Banking	413	911	17	121	(51)	1,411
Other	46	—	200	—	—	246
Total	2,408	911	290	275	236	4,120

At 31 December 2021
UK mortgages	292	—	67	52	426	837
Credit cards	436	—	94	—	(9)	521
Other Retail	801	—	57	—	50	908
Commercial Banking	281	905	161	—	(14)	1,333
Other	43	—	400	—	—	443
Total	1,853	905	779	52	453	4,042
[1]Judgements introduced to address the impact that COVID-19 and resulting interventions have had on the Group’s economic outlook and observed loss experience, which have required additional model limitations to be addressed.
Except as noted below, the nature of the judgements is consistent with those applied by the Group in its financial statements for the year ended 31 December 2021. The 30 June 2022 allowance has been re-assessed based on latest economic outlook, data points and modelled result.
Judgements due to COVID-19
UK mortgages: £39 million (31 December 2021: £67 million)
These adjustments principally comprise:
Increase in time to repossession: £39 million (31 December 2021: £52 million)
This reflects an adjustment made to allow for an increase in the time assumed between default and repossession as a result of the Group temporarily suspending the repossession of properties to support customers during the pandemic. The reduction in scale of the judgement reflects the lower sensitivity of the time between default and repossession following the change in definition of default to align with the CRD IV regulatory definition adopted from 1 January 2022.
Credit cards: £18 million (31 December 2021: £94 million) and Other Retail: £16 million (31 December 2021: £57 million)
These adjustments principally comprise:
Recognition of support measures: Credit cards: £18 million (31 December 2021: £94 million) and Other Retail: £16 million (31 December 2021: £40 million)
Government support and subdued levels of consumer spending were judged to contribute to a reduced flow of accounts into default. Adjustments to address reduced default rates have been largely released following convergence between actual and predicted levels, with predicted levels reducing as a consequence of an improved economic outturn. Default rates continue to be adjusted for Motor and Business Banking where defaults remain below predictions, or in the case of Business Banking, susceptible to the impact of Business Bounce Back Loans. The remaining adjustment on credit cards is to reverse the benefit of lower predicted exposures at default due to the current subdued levels of consumer spending.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and key sources of estimation uncertainty (continued)
Commercial Banking: £17 million (31 December 2021: £161 million)
These adjustments principally comprise:
Adjustment to economic variables used as inputs to models: £22 million (31 December 2021: £89 million)
Observed reductions in the rate of UK corporate insolvencies, used as an input to commercial default models, continue to require judgemental uplifts, to generate a more appropriate level of predicted defaults. With model outputs based on the lagged 12 months of observed insolvency data, management believe that the historically low levels of insolvencies seen during 2021 were impacted by the pandemic and still do not fully reflect the underlying credit risk, however the adjustment has reduced significantly as observed levels of insolvencies have started to normalise and arrears have remained low.
Specific sector risks: £nil (31 December 2021: £80 million)
Judgemental uplifts which previously applied a targeted stress on likelihood and severity of loss to sectors considered to be exposed to an elevated risk from COVID-19 have been released. This is because COVID-19 and potential social restrictions are no longer considered to pose an elevated risk to these industries. Wider economic risks have now been assessed separately with similar judgemental adjustments raised to reflect inflationary pressures.
Other: £200 million (31 December 2021: £400 million)
Central adjustment in respect of economic uncertainty
An important element of the methodology used to calculate the Group’s ECL allowance is the determination of a base case economic scenario, predicated on certain conditioning assumptions, which is then used to derive alternative economic scenarios using stochastic shocks. The base case represents the Group’s most likely view, however management believes that in the context of the pandemic, the possibility that the conditioning assumptions are invalidated remains to the downside. In particular, the possibility that a future virus mutation has vaccine resistance leading to serious social and economic disruption. Such a possibility lies outside of the Group’s current methodology because it would invalidate one of the key assumptions behind the base case forecast. The likelihood and impact of a vaccine resistant mutation is difficult to estimate with any precision therefore the Group has used judgement to determine a reasonable estimate of this additional downside risk, informed by several approaches.
As at 30 June 2022, this adjustment has been reduced from £400 million to £200 million, reflecting the reduced risk seen through lower levels of mortality in the UK and globally, while continuing to recognise that the risk of a vaccine resistant mutation remains. Two further sub-variants of Omicron classed as variants of concern towards the end of May are now predominant in the UK and are causing a recent increase in infection and hospitalisations. The recent increase in COVID-19 infections demonstrates the need to retain some caution, however COVID-19 is no longer considered to pose the same level of elevated risk as at 31 December 2021.
One approach used to quantify the amount of the central adjustment of £200 million (31 December 2021: £400 million) is to apply a 5 per cent re-weighting from the stated upside to the stated severe downside scenario, a reduced re-weight from 31 December 2021. Another approach is to apply a half of the impact of the stated univariate sensitivities of unemployment (1 percentage point increase) and HPI (10 percentage point decrease), still reflecting a more immediate and therefore greater ECL impact than the gradual increase reflected in those sensitivities.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and key sources of estimation uncertainty (continued)
Judgements due to inflationary risk
Credit cards: £91 million (31 December 2021: £nil) and Other Retail: £63 million (31 December 2021: £nil)
Inflationary risk on Retail segments: Credit cards: £56 million (31 December 2021: £nil) and Other Retail: £33 million (31 December 2021: £nil)
Although portfolio performance remains strong, and no deterioration in credit risk has been observed to date due to high inflation and a rising interest rate environment, management have made an adjustment for customers most vulnerable to inflationary pressures and interest rate rises which may impact the ability to maintain repayment commitments. Additional ECL has been raised for customers with lower income levels and higher indebtedness based on a higher estimated likelihood of default. Management will monitor customer performance over time to ensure that this adjustment remains reasonable and appropriate.
Adjustment to affordability: Credit cards: £35 million (31 December 2021: £nil) and Other Retail: £30 million (31 December 2021: £nil)
The Group’s ECL models for credit cards and personal loan portfolios use predictions of wage growth to account for future affordability stress. As rapidly increasing inflation is currently eroding assumed nominal wage growth, adjustments have been made to the econometric models to account for real, rather than nominal, income to produce adjusted expected default forecasts. Management believe that this is an appropriate way to account for the aggregate inflationary risk in these unsecured portfolios and will continue to monitor both actual economic and customer outcomes to ensure that this adjustment remains reasonable and appropriate.
Commercial Banking: £121 million (31 December 2021: £nil)
Sectors at risk: £121 million (31 December 2021: £nil)
Management believe that new risks have emerged for certain sectors due to impacts from heightened inflationary pressures and rising interest rates beyond what is captured in the models. An adjustment of £121 million has been raised to increase ECL for specific commercial sectors deemed most susceptible to inflationary pressures. Management will continue to closely monitor all sectors of the economy and revise the sectors in scope of this judgement as risks and corporate borrower performance evolve.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and key sources of estimation uncertainty (continued)
Other judgements
UK mortgages: £233 million (31 December 2021: £426 million)
These adjustments principally comprise:
Long-term defaults: £115 million (31 December 2021: £87 million)
The Group suspended mortgage litigation activity between late-2014 and mid-2018 as policy changes were implemented for the treatment of amounts in arrears, interrupting the natural flow of accounts to repossession. Provision coverage is uplifted to the equivalent levels of those accounts already in repossession on an estimated shortfall of balances expected to flow to possession. A further adjustment is made to accounts which have been in default for more than 24 months, with an arrears balance increase in the last 6 months. These accounts have their probability of possession set to 95 per cent based on observed historical losses incurred on accounts that were of an equivalent status. The increase in the judgement reflects a lower modelled coverage that requires a larger adjustment to reach the same levels.
End-of-term interest-only: £28 million (31 December 2021: £174 million)
The adoption of a definition of default in 2022 for UK mortgages that now includes interest-only accounts that become 90 days past due has removed the previous need to adjust for losses associated with interest-only accounts that have missed their final capital payment. A remaining smaller adjustment has been maintained to mitigate the risk that the model potentially understates the credit losses associated with interest-only accounts that have not yet reached maturity but could potentially miss their final capital payment when it falls due.
Adjustment for specific segments: £50 million (31 December 2021: £54 million)
The Group monitors risks across specific segments of its portfolios which may not be fully captured through wider collective models. Judgemental increases applied to probability of default on forborne accounts (31 December 2021: £18 million) have been removed as models now include forborne accounts in Stage 3 assets. There is negligible change to the judgement (31 December 2021: £36 million) for fire safety and cladding uncertainty. This captures risks within the assessment of affordability and asset valuations, not captured by underlying models.
Credit cards: £(8) million (31 December 2021: £(9) million) and Other Retail: £62 million (31 December 2021: £50 million)
These adjustments principally comprise:
Lifetime extension on revolving products: Credit cards: £57 million (31 December 2021: £41 million) and Other Retail: £9 million (31 December 2021: £5 million)
As per the Group’s financial statements for the year ended 31 December 2021, an adjustment is required to extend the lifetime used for Stage 2 exposures on Retail revolving products from a three year modelled lifetime, which reflected the outcome data available when the model was developed. Previously this was deemed to be six years by increasing default probabilities through the extrapolation of the default trajectory observed throughout the three years and beyond. During 2022, work was undertaken to reassess the expected lifetime for these assets, concluding in an extension of the expected lifetime from six to ten years, resulting in an increase to this adjustment.
Adjustments to loss given defaults (LGDs): Credit cards: £(63) million (31 December 2021: £(37) million) and Other Retail: £45 million (31 December 2021: £26 million)
A number of adjustments have been made to the loss given default assumptions used within unsecured and motor credit models. These include judgements held previously, notably in relation to the alignment of MBNA credit card cure rates as collection strategies harmonise. Alongside this, new adjustments have also been raised to capture recent improvements in observed cure rates offset by updates to recovery cost assumptions. These adjustments will be released once incorporated into models through future recalibration which is pending model development.
Commercial Banking: £(51) million (31 December 2021: £(14) million)
Adjustments to loss given defaults (LGDs): £(51) million (31 December 2021: £(14) million)
The modelling approach for loss given default for commercial exposures has been reviewed and management believe that it is necessary to adjust ECL to mitigate limitations identified in the approach which are causing loss given default to be inflated. These include the benefit from amortisation of exposures relative to collateral values at default and a move to an exposure-weighted approach being adopted. The latter driving the increase in this judgement at 30 June 2022. These temporary adjustments will be addressed through future model development therefore removing the need to judgementally adjust.